Results Reflect Deliberate Transition to Next-Gen Product Portfolio, to Deliver Long-Term Strategic Value

Q1 2026 Financial Highlights

Total Revenue
$226.3M

ATG Units Sold
511 All-time record, up 8% compared to Q4 2025

Adjusted EBITDA
$53.3M
Up 41% compared to Q4 2025

Equipment Revenue
$38.6M
Up 22% YoY on record ATG unit sales



"We are pleased with our results in the quarter as Gogo continues its transformation from a domestic provider of air-to-ground connectivity ("ATG") into a global provider of high-speed broadband to the underpenetrated business and military/government aviation markets. Gogo Galileo is scaling globally, our sovereign 5G network is live and gaining traction amongst our business and military/government aviation customers, and our geostationary earth orbit ("GEO") business continues to be resilient." - ***Chris Moore, CEO***

Progress on Critical New Product Initiatives

GOGO GALILEO

LEO Satellite Offerings

92 Units Shipped in Q1 2026

49 Projected Commercial STCs
35 obtained

410 Total Units Shipped To Date

8500 Projected TAM
7000 aircraft already reached

AIR-TO-GROUND 5G Network

511	ATG Units Sold in Q1 2026
254	C1 Conversions in Q1 2026
500+	5G Units in Deployment Pipeline
79%	AVANCE Share of Total ATG Aircraft Online

FCC Rip & Replace Program

$334M	Allocated Under FCC Reimbursement Program
Secured	FCC Extension for Classic Product Migration
Q4 2026	Expected LTE Network Launch
MRO/OEM Partners	Supporting Transition

Forward-Looking Statements

Certain disclosures in this document and related comments by our management include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding our business outlook, industry, business strategy, plans, goals and expectations concerning our market position, international expansion, future technologies, future operations, margins, profitability, future efficiencies, capital expenditures, liquidity and capital resources and other financial and operating information. When used in this discussion, the words "anticipate," "assume," "believe," "budget," "continue," "could," "estimate," "expect," "forecast," "intend," "may," "plan," "potential," "predict," "project," "should," "will," "future" and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this docuemnt. Forward-looking statements are based on our current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although we believe the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: our ability to continue to generate revenue from the provision of our connectivity and other service offerings; our development and fixed-price contracts; our reliance on our key OEMs and dealers for equipment sales; our dependence on single-source, third party satellite network providers; the impact of competition; our ability to maintain high-quality customer support; our reliance on third parties for equipment components and services; our participation in U.S. government contracts; our participation in non-U.S. government contracts; the finite useful life of satellites; the impact of global supply chain and logistics issues, tariffs and inflationary trends; the continued expansion of our business outside of the United States and its impact of such expansion on our corporate culture; foreign currency risk; our ability to recruit, train and retain highly skilled employees, and the loss of any key personnel; the impact of pandemics or other outbreaks of contagious diseases, and the measures implemented to combat them; the impact of adverse economic conditions and geopolitical instability; our ability to fully utilize portions of our deferred tax assets; the impact of climate change and other sustainability-related matters; our ability to evaluate or pursue strategic opportunities; our recently-deployed Gogo 5G and Gogo Galileo services may not compete well in the market or face problems relating to implementation; our ability to innovate next-generation technologies and provide products and services useful to our customers and passengers without delay in developing or deploying such technologies, products and services; our ability to maintain our rights to use our licensed 4Mhz of ATG spectrum in the United States and obtain rights to additional spectrum if needed; the impact of service interruptions or delays, cybersecurity incidents, technology failures, equipment damage or system disruptions or failures; the impact of assertions by third parties of infringement, misappropriation or other violations; our ability to protect our intellectual property rights; risks associated with the use of artificial intelligence in our products and services; the impact of our use of open-source software; the impact of equipment failure or material defects or errors in our software; our ability to comply with applicable foreign ownership limitations; the impact of government regulation of communication networks, and the internet; our possession and use of personal information; risks associated with participation in the FCC Reimbursement Program; our ability to comply with anti-bribery, anti-corruption and anti-money laundering laws; the extent of expenses, liabilities or business disruptions resulting from litigation; the impact of the distribution of income among various jurisdictions in which we operate as well as changes in tax law or regulation on our U.S. and non-U.S. tax liabilities; the impact of changes in laws and regulations on U.S. government contractors; the impact of our substantial indebtedness; our ability to obtain additional financing to refinance or repay our existing indebtedness; the impact of restrictions and limitations in the agreements and instruments governing our debt; the impact of increases in interest rates; the impact of a substantial portion of our indebtedness being secured by substantially all of our assets; the impact of a substantial change in rating assigned by a rating agency; the volatility of our stock price; our ability to fully utilize our tax losses; the dilutive impact of potential future stock issuances; the impact of our stockholder concentration; our ability to fulfill the obligations of being a public company; the impact of an identified material weakness in our internal controls; the impact of certain provisions of our charter, bylaws, and Delaware law; and other factors listed under the caption "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2025 as filed with the Securities and Exchange Commission ("SEC") on February 27, 2026 and in our subsequent quarterly reports on Form 10-Q as filed with the SEC.

Any one of these factors or a combination of these factors could materially affect our financial condition or future results of operations and could influence whether any forward-looking statements contained in this report ultimately prove to be accurate. Our forward-looking statements are not guarantees of future performance, and you should not place undue reliance on them. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

We report certain non-GAAP financial measurements, including Adjusted EBITDA and Free Cash Flow in the discussion above. Management uses Adjusted EBITDA and Free Cash Flow for business planning purposes, including managing our business against internally projected results of operations and measuring our performance and liquidity. These supplemental performance measures also provide another basis for comparing period-to-period results by excluding potential differences caused by non-operational and unusual or non-recurring items. These supplemental performance measurements may vary from and may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA and Free Cash Flow are not recognized measurements under accounting principles generally accepted in the United States, or GAAP. When analyzing our performance with Adjusted EBITDA or liquidity with Free Cash Flow, as applicable, investors should (i) evaluate each adjustment in our reconciliation to the corresponding GAAP measure, and the explanatory footnotes regarding those adjustments, (ii) use Adjusted EBITDA in addition to, and not as an alternative to, net income (loss) attributable to common stock as a measure of operating results, and (iii) use Free Cash Flow in addition to, and not as an alternative to, consolidated net cash provided by (used in) operating activities when evaluating our liquidity. No reconciliation of the forecasted amounts of Adjusted EBITDA for fiscal 2026 is included in this docuemnt because we are unable to quantify certain amounts that would be required to be included in the corresponding GAAP measure without unreasonable efforts, due to high variability and complexity with respect to estimating certain forward-looking amounts, and we are therefore unable to estimate the probable significance of such amounts. We believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors.